                                 CUSTODIAL AGREEMENT

     This Custodial Agreement (this "Custodial Agreement"), dated as of April 22, 1998, is entered into by and among Henry Company, a California corporation ("Buyer"), the Sellers (as defined in the Agreement referred to in the Recital A below) of Monsey Products Co., a Pennsylvania corporation ("Company"), Edward P. Mooney, as Sellers' representative (the "Representative") and PNC Bank, National Association, as custodian (the "Custodian").

                                      RECITALS:

     A. Buyer and the Sellers have entered into that certain Stock Purchase Agreement dated February 22, 1998 (the "Agreement"); and

     B. Pursuant to the Agreement, Buyer will acquire all of the stock of the Company; and

     C. Pursuant to the Agreement, Buyer and the Sellers have agreed that, at a closing held thereunder (the "Closing"), Buyer will cause to be deposited into a custodial account (the "Account") Two Million Dollars ($2,000,000) to secure the indemnification provided for Sellers
(collectively, the "Indemnitee") as specified in Section 10 of the Agreement and each claim thereunder (a "Claim"); and

     D. It is a condition to the consummation of the transactions contemplated by the Agreement that at or prior to the Closing, this Custodial Agreement be entered into by the parties hereto; and

     E. A copy of the Agreement has been delivered to the Custodian, and the Custodian is willing to act as Custodian hereunder. It is understood that the Custodian is not a party to the Agreement and will execute its duties in accordance with the Custodial Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, and of other good and valuable consideration, the parties hereto agree as follows:

                                 TERMS AND CONDITIONS

     1. ESCROW. At the Closing, Buyer shall cause to be delivered to the Custodian an aggregate of Two Million Dollars ($2,000,000) (the "Assets"). The Custodian hereby acknowledges receipt of the Assets and agrees to hold the same in escrow pursuant to the terms of this Custodial Agreement. The Custodian shall open an account for the benefit of the Sellers, to be entitled the Henry Co./Monsey Products Custodial A/C (the "Account"), into which the Assets shall be deposited. The Custodian shall hold the Assets, not as an agent of any

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of the Sellers, but rather as a pledgeholder with respect to the pledge of the Assets pursuant to this Custodial Agreement.

          The Custodian will hold the Assets in the name of the Custodian or in the name of its nominee, or, as to securities eligible or to be held by the Depository Trust Company or other depository, in the name of its nominee.

          2.   CLAIMS AND DISTRIBUTIONS.

               a. The Assets held in the Account and pledged to the Indemnitee shall serve to secure the indemnification provided for in Section
10.2 of the Agreement. There shall be no indemnity hereunder with respect to any notice of claim (a "Notice of Claim") delivered by Buyer to the Representative more than two (2) years from and after the date of the Closing. Any Notice of Claim shall be deemed effective only when delivered to both the Representative and the Custodian.

               b. Any Notice of Claim filed by Buyer to Custodian and Representative shall specify in reasonable detail the facts and circumstances of the claim; the basis on which the Sellers are believed to have liability therefor; and the estimated amount of loss alleged to have been suffered or liability incurred by Buyer as a result thereof. Such estimates of loss or liability (while not binding on Buyer) shall be prepared by Buyer on a reasoned basis consistent with the facts and circumstances out of which the claim arose.

               c. If the Custodian is furnished by the Indemnitee with a Notice of Claim against the Sellers, and no notice of objection to such claim (a "Notice of Objection") is furnished by the Representative to the Custodian and Buyer within thirty (30) days of the date of receipt of the Notice of Claim by the Custodian (which the Custodian may assume to be the same as the date of receipt of the Notice of Claim by the Representative), the Claim will be deemed to be non-disputed (the "Non-Disputed Claims");

               d. If the Custodian is furnished by Representative with a Notice of Objection within thirty (30) days of the date of receipt of the Notice of Claim by the Custodian, the Claim will be deemed disputed (the "Disputed Claim");

               e.   Assets may be released from the Account as follows:

                                            -2-
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                    (1)  On the first anniversary date of the Closing, the
Custodian shall release from the Account and deliver to the Representative One Million Dollars ($1,000,000), less the amount of any unresolved Notices of Claim and less the Assets that have been applied by the Custodian to the satisfaction of Claims to date.

                    (2) On the second anniversary date of the Closing, the Custodian shall release from the Account and shall deliver to the Representative all of the Assets held hereunder, less the amount of any unresolved Notices of Claim and less the Assets that have been applied by Custodian to the satisfaction of claims, and such Assets shall thereupon cease to be subject to the Pledge and this Custodial Agreement.

               (3) As to Non-Disputed Claims, the Custodian shall distribute to Buyer the amount of the Claim.

               (4)  As to Disputed Claims resolved by Buyer and
     Representative, the Custodian shall, upon receipt of joint written instructions which appear on their face to be executed by the Representative and Buyer, distribute the Assets in accordance with such instructions.

               (5) As to Disputed or non-resolved Claims, the Custodian shall, upon receipt of a document which appears on its face to be a written order from an arbitrator declaring that the Assets are to be distributed, or upon receipt of a document which appears on its face to be a written court order or judgment declaring that the Assets are to be distributed, distribute the Assets in accordance with such order or judgment.

               (6) Upon receipt of written instructions from the Buyer certifying that (i) Buyer has suffered Damages in respect of Taxes for which it is to be indemnified under the Agreement, and (ii) that such Taxes are due or otherwise payable as a result of a decision to pay the Taxes and sue for refund, accompanied by a copy of a Notice of Deficiency from the Internal Revenue Service or a notice of proposed assessment from any state taxing agency requiring payment of taxes with respect to a period on or prior to the date of this Agreement (a "Tax Statement"), the Custodian shall distribute to Buyer the amount specified in the Tax Statement.

          In the event a controversy arises between the Representative and Buyer under this Agreement with respect to the distribution of the Assets under this Agreement, the Custodian shall not be required to resolve such controversy or take any action but shall be entitled to await resolution of the controversy by joint written instructions from the Representative and Buyer. In the event the Sellers' Representative and Buyer are unable to resolve such controversy, the Custodian shall have the right to join the Sellers, the Representative and Buyer in an action for interpleader to resolve such controversy.

     3. SERVICES; INVESTMENT OF ASSETS. The Custodian is hereby authorized to perform the following services in connection with the Assets in the
Account:

          a. So long as the Assets are held by the Custodian, they shall be invested by the Custodian as specifically directed in writing by (i) Representative, in obligations of or guaranteed by the United States of America or any state or local subdivision thereof to the extent such obligation is insured, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, respectively, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $500,000,000 (Five Hundred Million Dollars), or (ii) as otherwise directed by Representative or his designee with the prior written consent of Buyer, which consent shall not be unreasonably withhold, conditioned or delayed. Absent written direction, the Assets will be invested in the Provident Institutional T-Fund Dollar Shares Portfolio, a AAAm-rated fund. Neither the Custodian, Buyer nor the Representative shall be liable or responsible for any loss resulting from any investment or reinvestment made pursuant to this Section 3. The Assets shall be increased from time to time by any and all interest accrued and paid thereon (after payment of expenses incurred in connection with the investment, reinvestment or sale thereof) pursuant to this Section 3.

          b. On a monthly basis until the termination of this Agreement, the Custodian shall deliver to Buyer and the Representative a report outlining (i) the principal amount of the Account as of such date and the interest earned thereon during the preceding monthly period and (ii) a copy of or a description of each notice pursuant to which payments from the Account have been made, and a description of all other payments made from this Account, during the preceding one-year period, and all pending notices as of such date;

          c. All interest earned pursuant to this Section 3 shall be deemed as income of the Sellers and not the Account or Buyer for federal, state and local income tax purposes, and the Sellers shall pay any federal, state and local income taxes attributable to such income. Prior to April 15, 1999 and April 15, 2000, as the case may be, the Custodian shall distribute to each of the Sellers its

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proportionate share of any interest or other earnings on the Account earned during the prior taxable year.

     4.   THE REPRESENTATIVE.

          a. For so long as this Custodial Agreement is in effect, with regard to any claims for indemnification, the Sellers shall act through the Representative, who shall be deemed authorized to act on behalf of all of the Sellers in the manner set forth in this paragraph 5. As used herein, the term "Representative" shall include the plural when more than one Representative has been appointed to act herein by the Sellers. The Sellers have appointed Edward P. Mooney as their initial Representative.

          b. A Representative may resign at any time effective upon giving written notice to each of the parties hereto. In the event of the resignation, refusal or inability to act of any Representative, the Sellers who owned a majority of the shares of the Company's Common Stock before the Closing may by written election appoint any number of successor Representatives and shall so appoint a successor if the Representative in question was the only Representative in office. The Representative shall promptly notify Buyer and the Custodian in writing of the resignation of any Representative and of the appointment of any successor Representative.

          c. The Custodian may rely conclusively upon any written instruction or action of the Representative. The Custodian may rely conclusively on the authority of a Representative designated herein or by the Sellers, as herein provided, until the Custodian receives a written instruction naming one or more other or additional Representatives to succeed to that position in the place of or in addition to any other Representative, which instruction shall be signed by Sellers who owned a majority of the Company common stock before the Merger.

          d. The Representative may take any action which it deems appropriate to take with respect to any Notice of Claim received by it hereunder.

          e. The Representative may at any time and without regard to whether or not proceedings for the resolution or determination thereof have commenced, agree upon, resolve, send Notices of Objection, settle, or compromise any claim against Assets held hereunder, whether or not specified in a Notice of Claim, in the sole and absolute discretion of the Representative.

          f. The Representative may, in its sole and absolute discretion, pursue, elect not to pursue, or terminate the pursuit of any claim or issue involving the Assets held hereunder, whether or not evidenced by a Notice of Claim, including the conduct of arbitration of and litigation of third party claims, as provided herein and in the Agreement.

          g. Under no circumstances shall the Representative be liable to any Seller for any act it may take in its capacity as Representative, or for the failure to take any action, or for the actions of any other
Representative or shareholder, or for any damage, loss or expense suffered or incurred resulting from the exercise of the Representative's sole and absolute discretion in acting hereunder, except only for acts of gross negligence or willful misconduct.

          h. The Representative shall be and hereby is authorized to retain counsel, accountants, or other professional assistants to assist in determining the validity of claims or in otherwise acting hereunder as a Representative.

          i. The Representative shall not be liable for any expense incurred on behalf of the Sellers or any of them in protesting, analyzing, resisting, arbitrating, litigating, negotiating with respect to, or defending any claim made against the Assets, or for any amounts otherwise expended in acting hereunder.

          j. On demand by the Representative, each Seller shall contribute all sums demanded to pay the fees and expense incurred by the Representative on behalf of the Sellers in acting hereunder.

          k. The Representative shall keep the Sellers reasonably informed of actions taken by it in acting hereunder.

          l. This Agreement shall be binding on and shall inure to the benefit of the heirs, legatees, personal representatives, successors and assigns of the respective Sellers.

     5.   CONCERNING THE CUSTODIAN.

          a. Under no circumstances shall the Custodian be liable to Buyer, the Representative or any Seller for any act it may take in its capacity as Custodian, or for the failure to take any action, or for any error of judgment, or for any damage, loss or expenses suffered or incurred resulting therefrom or in acting hereunder, except only for acts of gross negligence or willful misconduct.

          b. Buyer hereby agrees to indemnify and hold the Custodian harmless in respect of any and all losses, costs, expenses, liabilities, judgments, assessments, penalties, damages, deficiencies, suits, actions, proceedings, or demands, and reasonable attorneys' fees and expenses incident thereto resulting from any action or refusal to act by the Custodian taken in accordance with the instructions of Buyer. The Custodian shall promptly notify Buyer of any asserted liability for which the Custodian would be entitled to indemnification by Buyer, and Buyer and its legal representatives shall have, at Buyer's election, a right to compromise or defend any such matter involving asserted liability, through counsel of its own choosing, at its expense; provided, however, that Buyer shall indemnify the Custodian against any damage resulting from the failure to pay any claims on all such litigation pending. In the event Buyer undertakes to compromise and defend any such liability, Buyer shall notify the Custodian in writing promptly of its intention to do so, and the Custodian shall cooperate with Buyer and its counsel in the compromising of or the defending against any such liabilities or claims, at the expense of Buyer. The indemnification shall survive the resignation or termination of the Custodian.

          c. The Sellers, jointly and severally, hereby agree to indemnify and hold the Custodian harmless in respect of any and all losses, costs, expenses, liabilities, judgments, assessments, penalties, damages, deficiencies, suits, actions, proceedings or demands, and reasonable attorneys' fees and expenses incident thereto resulting from any action or refusal to act by the Custodian in accordance with the instructions of any Seller or Representative. The Custodian shall promptly notify the Representative of any asserted liability for which the Custodian would be entitled to indemnification by the Sellers, and the Sellers and their legal representatives shall have, at the election of the Representative, a right to compromise or defend any such matter involving asserted liability, through counsel of their own choosing, at their expense; provided, however, that the Sellers shall indemnify the Custodian against any damage resulting from the failure to pay any claims on all such litigation pending. In the event the Sellers undertake to compromise or defend any such liability, the Representative shall notify the Custodian in writing promptly of their intention to do so, and the Custodian shall cooperate with the Sellers and their counsel in the compromising of or the defending against any such liabilities or claims, at the expense of the Sellers. The indemnification shall survive the resignation or termination of the Custodian.

          d. The Escrow Agent may resign at any time by giving thirty (30) days written notice of such resignation to Buyer and Representative. If no successor Escrow Agent has been named at the expiration of the thirty (30) day period, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Fund as a depository. Upon notification by Buyer of the appointment of the successor, the Escrow Agent shall promptly deliver the Escrow Fund and all materials in its possession relating to the Escrow Fund to such successor, and the duties of the resigning Escrow Agent shall thereupon in all respects terminate, and it shall be released and discharged from all further obligations hereunder.

               Similarly, the Escrow Agent may be discharged from its duties as Escrow Agent under this Agreement upon thirty (30) days written notice from Buyer and Representative and upon payment of any and all fees due to Escrow Agent. In such event, the Escrow Agent shall be entitled to rely on instructions from Buyer as to the disposition and delivery of the Escrow Fund.

     6. FEES OF THE CUSTODIAN. The fees and expenses of the Custodian, including counsel fees, for acting hereunder shall be paid by Sellers and Buyer, as set forth thereto in Exhibit A. The Custodian shall have a lien on the Assets to secure payment of fees and expenses.

     7.   MISCELLANEOUS.

          a. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective heirs, executors, successors and assigns.

          b. INTEGRATION, ETC. This Custodial Agreement and the Agreement shall supersede all previous negotiations, commitments and writings with respect to the subject matter hereof or thereof. This Custodial Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized officers or representatives. The failure of any party hereto to enforce at any time any provision of this Custodial Agreement shall in no way be construed to be a waiver of such provision, nor in any way to affect the validity of this Custodial Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Custodial Agreement shall be held to be a waiver of any other or subsequent breach.

          c. NOTICES. All notices, objections and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed as provided herein by first class mail, registered and return receipt requested, addressed to:

          If to Buyer:

               Warner W. Henry
               HENRY GROUP OF COMPANIES
               2911 Slauson Avenue
               Huntington Park, California 90255

          If to Representative:

               Edward P. Mooney
               MONSEY PRODUCTS COMPANY (dba MONSEY BAKOR)
               Cold Stream Road
               Kimberton, Pennsylvania 19442

          If to Custodian:

               PNC Bank, National Association
               1600 Market Street, 30th Floor
               Philadelphia, PA 19103
               Attention:  Corporate Trust Department
               Fax:  (215) 585-8872

          d. DEFINED TERMS. The capitalized terms used herein without definition which are defined in the Agreement shall have the respective meanings as defined.

          e. CAPTIONS. The captions appearing in this Custodial Agreement are inserted only as a matter of convenience and as a reference and in no way define, limit or describe the scope or intent of this Custodial Agreement or any of the provisions hereof.

          f. GOVERNING LAW. This Custodial Agreement shall be construed and the rights of the parties hereafter shall be governed by the laws of the State of Delaware.

          g. COUNTERPARTS. This Custodial Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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

          h. DISTRIBUTION BY CONSENT. Any other provision of this Custodial Agreement to the contrary notwithstanding, the Custodian shall distribute any assets held in Escrow in such manner at such time or times as Buyer and the Representative may, in writing, jointly direct.

          i. SECURITY AGREEMENT. This Custodial Agreement shall constitute a Security Agreement within the meaning of Division 9 of the Delaware Uniform Commercial Code.

          j. TERMINATION. This Custodial Agreement shall terminate when all Assets have ceased to be subject to this Custodial Agreement. Upon termination of this Custodian Agreement, and upon the delivery of all or a portion of the Assets held by the Custodian, in accordance with the terms hereof, the Custodian shall be relieved of any and all further obligations hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth herein.

BUYER                         SELLER

/s/ Henry Company
-------------------------     ---------------------------
a California corporation      a Delaware Corporation


By: /s/ Richard B. Gordinier  /s/ Joseph Mooney, Jr.
-------------------------     ---------------------------
                              Joseph T.  Mooney, Jr.


                              /s/ E. P. Mooney
                              ---------------------------
                              Edward P.  Mooney

                                      *
                              ---------------------------
                              James F.  Stewart

                                      *
                              ---------------------------
                              Larry A.  Karasiuk

                                      *
                              ---------------------------

                              Joseph T.  Mooney III

                                      *
                              ---------------------------
                              Charles J.  Mooney

                                      *
                              ---------------------------
                              Stephen E.  Mooney

                                      *
                              ---------------------------
                              James E.  Mooney

                                      *
                              ---------------------------
                              Lisa M.  Brock

                                      *
                              ---------------------------
                              Patricia A.  Dever

                                      *
                              ---------------------------
                              Edward P.  Mooney, Jr.

                                      *
                              ---------------------------
                              Susan S.  Bruce

                                      *
                              ---------------------------
                              Michael J.  Mooney

                                      *
                              ---------------------------
                              Maureen Mooney

                                      *
                              ---------------------------
                              Luke A.  Mooney


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                              Canadian Venture Capital

                              By:      *
                              ---------------------------

                                       *
                              ---------------------------
                              Kathleen A.  Stewart

                                       *
                              ---------------------------
                              James R.  M.  Stewart

                                       *
                              ---------------------------
                              Mark J.  C.  Stewart

                                       *
                              ---------------------------
                              Barbara Karasiuk

                                       *
                              ---------------------------
                              Yves Pare

                                       *
                              ---------------------------
                              Lionel Borenstein

                                       *
                              ---------------------------
                              Manfred Sassner

                              Waywell Management


                              BY:       *
                                  ------------------------

                                       *
                              ---------------------------
                              Robert S.  Zalkowitz

                              ___________________________
                              as attorney in fact

                              ___________________________
                              as attorney in fact

                              PNC BANK, NATIONAL ASSOCIATION


                           By: ____________________________
                        Title: ____________________________


                                     EXHIBIT A

                                FEES OF THE CUSTODIAN

To cover the acceptance of the appointment; the review and negotiation of the Custodial Agreement; establishment of the Custody Agreement on the corporate trust system; receipt of materials required to be filed with the Custodian; and communication with the working party.

                                      $2,500.00
  (Payable upon the Closing Date and in advance of the Annual Anniversary Date)

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